Filed October 21, 2005

Leonard M. Shulman - Bar No. 126349
Mark Bradshaw - Bar No. 192540
SHULMAN HODGES & BASTIAN LLP
26632 Towne Centre Drive, Suite 300
Foothill Ranch, California 92610-2808
Telephone:    (949) 340-3400
Facsimile:    (949) 340-3000

General Counsel for the Debtor and Debtor in Possession
Composite Technology Corporation, a Nevada corporation


                         UNITED STATES BANKRUPTCY COURT

                 CENTRAL DISTRICT OF CALIFORNIA, SANTA DIVISION


In re                                     Case No.  SA 05-13107 JR

COMPOSITE TECHNOLOGY CORPORATION,         Chapter  11
a Nevada corporation,

                                          STIPULATION RESOLVING CLAIM
Debtor. ASSERTED BY CLEM HIEL AND COMPOSITE SUPPORT SOLUTIONS, INC. (CLAIM NO. 120); AND ORDER THEREON


                                          [No Hearing Set]

---------------------------------------

      TO THE HONORABLE JOHN E. RYAN, UNITED STATES BANKRUPTCY JUDGE:

      Composite Technology Corporation, a Nevada corporation ("Debtor") on the one hand and Cleim Hiel ("Hiel") and Composite Support Solutions, Inc. ("CSSI") on the other hand, hereby agree and stipulate based on the following recitals.

                                    RECITALS

      A. The Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code on May 5, 2005 (the "Petition Date"). The Debtor is continuing in the operation and management of its business pursuant to Bankruptcy Code Sections 1107 and 1108.

      B. The Debtor's Stock is traded on the Over-The-Counter Bulletin Board under the symbol "CPTCQ."

      C. The Debtor provides engineering, product design, manufactured products and other services related to full commercial design, production and installation of Debtor's products for the global electrical utility industry, all of which are designed to improve the performance and capacity of transmission and distribution power lines.

      D. On July 18, 2005, the Court entered an order approving the Debtor's Fourth Amended Disclosure Statement Describing Third Amended Chapter 11 Plan of Reorganization.

      E. The hearing on confirmation of the Debtor's Third Amended Chapter 11 Plan of Reorganization Plan ("Plan") is currently scheduled for October 12, 2005 at 10:30 A.M.

      F. Heil is the president of CSSI. On or about August 8, 2005, Heil and CSSI (collectively the "CSSI Parties") jointly filed a general unsecured claim against the Debtor's bankruptcy estate ("Estate") in the amount of $223,488 ("CSSI Claim"), which was assigned Claim No. 120 by the Court. A true and correct copy of the CSSI Claim is attached hereto as Exhibit A.

      G. The CSSI Claim amount is based on the alleged amounts due for services performed for the Debtor during 2003, 2004 and 2005.

      H. Attached to the CSSI Claim is chart setting forth the alleged amounts owing for services performed, in 2003, 2004 and 2005, the amounts that were paid and that the amounts that are still totaling $223,488.

      I. The Debtor disputes the amount of the CSSI Claim.

      J. In order to eliminate the need for costly litigation of the CSSI Claim, the Debtor and the CSSI Parties desire to settle and resolve any and all disputes, claims, actions, causes of action, demands and damages regarding the CSSI Claim.

                                    AGREEMENT

      WHEREFORE, the Debtor and the CSSI Parties (collectively the "Parties") agree that it is in their mutual best interests to resolve any and all potential disputes regarding the CSSI Claim, in consideration of the promises, the mutual obligations and undertakings set forth hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto agree as follows:

      1. Recitals. The recitals set forth above are incorporated herein to describe the context in which this Agreement is made, and to provide information respecting the Parties' disputes and transactions and litigation, including by an illustrative but not complete description of events and allegations that reflect the divergent positions of the Parties hereto in the foregoing matters. Neither the recitals, nor any other provisions of this Agreement, are or should be construed or interpreted to be concessions, admissions, or used as evidence for any purpose either for or against the interest of any of the Parties hereto, consistent with Evidence Code Section 1152

      2. Allowance of the CSSI Claim. The CSSI Claim shall be allowed as a nonpriority general unsecured claim in the following amount ("Allowed Claim):

            a. One Hundred Eleven Thousand Seven Hundred Forty-Four Dollars ($111,744) ("Cash Payment"). The Cash Payment shall accrue no interest and shall be paid in one installment immediately on the Effective Date(1) of the Plan.

            b. Fifty Nine Thousand and One Hundred and Twenty-Four (59,124) shares of the Debtor's common stock to be issued on the Plan Effective Date pursuant to Bankruptcy Code Section 1145 in a single certificate, which certificate shall not contain any transfer restrictions. Issuance of the shares as part of the Allowed Claim is conditioned upon confirmation of the Plan.

----------
(1) "Effective Date" means the date not later than thirty days following the date upon which the order confirming the Plan becomes a final order ("Confirmation Order") ; provided, however, that, if an appeal of the Confirmation Order is timely filed, the Debtor may elect to cause the Plan to become effective, notwithstanding the pendency of such appeal, so long as no stay of the Confirmation Order is in effect, by filing with the Bankruptcy Court a notice of such election, in which event the Plan will become effective as provided in the Plan.

      3. Representations or Warranties Relating to the CSSI Claim. The CSSI Parties represent that they are the owner of the CSSI Claim and they have not previously assigned or transferred to any other person their rights in the CSSI Claim.

      4. Waiver of Claims Against the Estate. Except for as provided by this Agreement, the CSSI Parites waive any and all claims against the Estate, including the CSSI Claim, any other filed proofs of claim or informal claims, and agree that they are not entitled to share in any distribution from the Estate other than as provided by this Agreement.

      5. Reliance. Except as set forth herein, the Parties hereto acknowledge that they have relied solely upon their own judgment, belief and knowledge of the existence, nature and extent of each claim, demand, or cause of action that each party may have against the other, and that each such party has not been influenced to any extent in entering into this Agreement by any representation or statement regarding any such claim, demand or cause of action made by any other party hereto.

      6. Attorneys' Fees and Costs. All Parties hereto shall bear their own attorneys' fees, expenses, and costs incurred in connection with the disputes between the Parties hereto and in the preparation of this Agreement. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.

      7. Execution of Additional Documents. The Parties agree that they will execute any and all additional documents and take all additional steps which may be necessary or convenient to consummate this settlement and accomplish the purposes thereof.

      8. Integration of Entire Agreement. This Agreement contains the entire agreement of the Parties, and no representations, warranties, inducements or promises not included herein by express provision or contained in a document or instrument identified herein and executed contemporaneously herewith shall be binding on any party hereto.

      9. Provisions Severable. It is the belief of the parties that this Agreement does not contain any provision contrary to law. However, if any provision of this Agreement, or portion thereof, shall be determined to be illegal, invalid, or unenforceable, that provision (or portion thereof) shall be severed and the remaining parts shall be valid and enforceable, so long as the remaining parts continue to fulfill the original intent of the parties and there is no material failure of consideration

      10. Authority to Sign. Each individual executing this Agreement on behalf of a corporation, partnership or other entity represents that he or she is duly authorized to execute and deliver this Agreement on behalf of the corporation, partnership or entity and agrees to deliver evidence of his or her authority and power if requested by the other party.

      11. Bankruptcy Court Approval. This Agreement is subject to approval by the United States Bankruptcy Court, Central District of California, Santa Ana Division and entry of a Final Order and termination of any appeals related thereto in the Debtor's bankruptcy case. In the event the Bankruptcy Court does not approve this Agreement, all claims will be restored as originally asserted by and between the Parties, subject to any and all defenses and counter-claims held by the Parties.

      12. Counterparts. This Agreement may be executed in any number of original, fax or copied counterparts, and all counterparts shall be considered together as one agreement. A faxed or copied counterpart shall have the same force and effect as an original signed counterpart. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine, as a defense to the formation of a contract.

      13. Binding. This Stipulation shall be binding on the Parties hereto when each such Party has executed at least one counterpart.

      14. Ownership of Claims. Each of the Parties to this agreement expressly warrants and represents that it is the sole and lawful owner of all right, title and interest in and to every claim and other matter which it purports to release herein, and it has not assigned or transferred, or purported to assign or transfer to any person or entity any claims or other matters herein released.


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

      15. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective Parties and their heirs, executors, administrators, agents, representatives, successors and assigns.

      16. Governing Law. This Agreement is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and where state law is implicated, the laws of the State of California shall govern.

      17. Jurisdiction of the Bankruptcy Court. Should any dispute arise regarding this Agreement, the United States Bankruptcy Court for the Central District of California, Santa Ana Division shall have exclusive jurisdiction to determine the same.


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

      18. Headings. The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.


Dated: September _____, 2005
                                     -------------------------------------------
                                     Clem Hiel, Individually


Dated: September _____, 2005         COMPOSITE SUPPORT SOLUTIONS, INC.


                                     -------------------------------------------
                                     Clem Hiel, President


Dated: September _____, 2005         COMPOSITE TECHNOLOGY CORPORATION,
                                     a Nevada corporation


                                     -------------------------------------------
                                     Benton H Wilcoxon,
                                     Chief Executive Officer


APPROVED AS TO FORM.

Dated: September _____, 2005         SHULMAN HODGES & BASTIAN LLP


                                     -------------------------------------------
                                     Leonard M. Shulman
                                     Mark Bradshaw
                                     Attorneys for the Debtor and Debtor in
                                     Possession Composite Technology Corporation


                                              ORDER

      IT IS SO ORDERED.

Dated:
                                     -------------------------------------------
                                     JOHN E. RYAN
                                     UNITED STATES BANKRUPTCY JUDGE

                                PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE

I am employed in the City of Foothill Ranch, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 26632 Towne Centre, Suite 300, Foothill Ranch, California 92610.

On September , 2005, I served the documents named below on the parties as follows:

DOCUMENT(S) SERVED:           STIPULATION RESOLVING CLAIM ASSERTED
                              BY CLEM HIEL AND COMPOSITE SUPPORT SOLUTIONS,
                              INC. (CLAIM NO. 120); AND ORDER THEREON
SERVED UPON:                  SEE THE ATTACHED SERVICE LIST

|X| (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Foothill Ranch, California. I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection. I am aware that on motion of party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

|_| (BY FACSIMILE) Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list. The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error.

|_| (BY FEDERAL EXPRESS OR OVERNITE EXPRESS) I am readily familiar with the practice of Shulman Hodges & Bastian LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by such overnight delivery company for overnight delivery.

|_| (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by ASAP Corporate Service to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

|_| (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

|X| (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.


Executed on September _____, 2005, at Foothill Ranch, California.


                                      ------------------------------------------
                                      Lorre E. Clapp

                                  SERVICE LIST
                                  ------------


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Unsecured Creditors Committee
-----------------------------------------------
Mike D. Neue, Esq.
Irell & Manella LLP
840 Newport Center Drive, Suite 400
Newport Beach, CA  92660-6324


Claimant
--------
Clem Hiel
Composite Support Solutions, Inc.
32526 Seahill Drive
Rancho Palos Verdes, CA 90275-5866

--------------------------------------------------------------------------------

In re            (SHORT TITLE)                           CHAPTER 11 CASE NUMBER:

COMPOSITE TECHNOLOGY CORPORATION,                                 SA 05-13107 JR
a Nevada corporation,


Debtor.
--------------------------------------------------------------------------------

                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:

1.    You are hereby notified, pursuant to Local Bankruptcy Rule
      9021-1(a)(1)(E), that a judgment or order entitled (specify):

      STIPULATION RESOLVING CLAIM ASSERTED BY CLEM HIEL AND COMPOSITE SUPPORT SOLUTIONS, INC. (CLAIM NO. 120); AND ORDER THEREON

      was entered on (specify date): __________________________.

2. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date): __________________________.


Dated:                            JON D. CERETTO
                                  CLERK OF THE BANKRUPTCY COURT

                                  By:
                                      ------------------------------------------
                                                    Deputy Clerk

--------------------------------------------------------------------------------

                                  SERVICE LIST
                                  ------------


Interested Party
----------------
Michael Hauser, Esq.
Office of the United States Trustee
Ronald Reagan Federal Building
and United States Courthouse
411 West Fourth Street Suite 9041
Santa Ana, CA 92701-8000


Debtor
------
Composite Technology Corporation
Attn C William Arrington, St VP
2026 McGaw Ave
Irvine, CA 92614


Attorneys for the Debtor
------------------------
Mark Bradshaw, Esq.
Shulman Hodges & Bastian LLP
26632 Towne Center Drive Suite 300
Foothill Ranch, CA 92610


Claimant
--------
Clem Hiel
Composite Support Solutions, Inc.
32526 Seahill Drive
Rancho Palos Verdes, CA 90275-5866